UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

CD 2017-CD4 Mortgage Trust (Central Index Key Number 0001702745)
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation (Central Index Key Number 0001013454)
(Exact name of registrant as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Citigroup Global Markets Realty Corp.

(Central Index Key Number 0001541001)

(Exact names of sponsors as specified in their charters)

Delaware	333-206705-08	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of May 17, 2017 (the “Original Form 8-K”), with respect to CD 2017-CD4 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 4.1, 99.1, 99.2 and 99.3 to the Original Form 8-K and (2) to include the Central Index Key Numbers of the sponsors, the issuing entity and the depositor. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On May 17, 2017, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2017 (the “2017-CD4 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the CD 2017-CD4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the 2017-CD4 Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 53 commercial and multifamily properties.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date:  May 31, 2017

EXHIBIT INDEX

Exhibit Number	Description
4.1	Pooling and Servicing Agreement, dated as of May 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective April 28, 2017, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.